http://schemas.microsoft.com/office/word/2003/wordml2450
SUB-ITEM 77Q1(a)

Appendix A, dated October 26, 2010, to the Master Amended and Restated By-Laws for MFS Series Trust X, dated
January 1, 2002 as revised through August 22, 2007, is contained in Post-Effective Amendment No. 76 to the
Registration Statement of MFS Series Trust X (File Nos. 33-1657 and 811-4492), as filed with the Securities and Exchange Commission via EDGAR on November 24, 2010, under Rule 485 under the  Securities  Act of 1933.  Such
document is incorporated herein by reference.